Exhibit 10.46

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 8, 2017, is entered into by and among DEXCOM, INC., a Delaware corporation (the “Borrower”), the Lenders described below party hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrower, certain financial institutions parties thereto (the “Lenders”), the Administrative Agent, and Bank of America, N.A. and Silicon Valley Bank, as Co-Syndication Agents, are parties to that certain Credit Agreement, dated as of June 17, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has also requested that the Administrative Agent and the Required Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, on the terms and conditions set forth herein, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1.    Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Convertible Notes” means unsecured convertible notes of the Borrower in an aggregate principal amount of not more than $460,000,000.

“Liquidity” means, with respect to the Borrower at any date, the sum of unrestricted domestic cash, cash equivalents and other short term domestic investments of the Borrower and its Subsidiaries on such date, determined in accordance with GAAP.

(b)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Fixed Charges” set forth therein in its entirety to read as follows:

“Fixed Charges” means, for any period, without duplication, cash Interest Expense plus the scheduled principal payments on all Long-Term Debt (other than on the Convertible Notes) in the four consecutive fiscal quarters immediately following the end of such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

(c)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Restricted Payment” set forth therein in its entirety to read as follows:

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment

(whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower, but excluding any payment of principal of any of the Convertible Notes, any payment on account of the purchase, redemption, retirement, repayment, acquisition, cancellation or termination of Convertible Notes, and any settlement of the Convertible Notes on the conversion thereof, whether in cash, securities, other property or a combination thereof.

(d)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Total Leverage Ratio” set forth therein in its entirety to read as follows:

“Total Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness on such date minus Liquidity in excess of $100,000,000 to (b) EBITDA for the period of four consecutive fiscal quarters ended on or most recently prior to such date.

(e)    Section 6.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) (i) loans or advances made by the Borrower to any Loan Party and made by any Loan Party to the Borrower or any other Loan Party, (ii) loans or advances made by any Subsidiary that is not a Loan Party to the Borrower or any Loan Party or to any non-Loan Party, (iii) loans or advances made by the Borrower or any Loan Party to any foreign Subsidiary (other than DexCom (UK) Ltd.) that is not a Loan Party, provided that the aggregate amount of such loans or advances under this clause (iii) shall not exceed $5,000,000 in any fiscal year and (iv) loans, advances or other investments made by the Borrower or any Loan Party to DexCom (UK) Ltd., provided that the aggregate amount of such loans or advances under this clause (iv) shall not exceed (x) $125,000,000 for the period from January 1, 2017 through December 31, 2018, so long as any such loans and advances are evidenced by an intercompany note the original of which has been delivered to the Administrative Agent along with an executed assignment, and (y) $25,000,000 for the fiscal year ending December 31, 2019 and each fiscal year ending thereafter;”

(f)    Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.06. Restricted Payments; Certain Payments of Indebtedness.

(a) The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management, directors or employees of the Borrower and its Subsidiaries, (iv) other Restricted Payments not to exceed $50,000,000 in the aggregate during any four consecutive fiscal quarters so long as after giving effect thereto (x) the Borrower shall have not less than $25,000,000 of Liquidity and (y) no Default or Event of Default shall have occurred and be continuing and (v) any other Restricted Payments so long as after giving effect thereto (w) pro forma Total Leverage Ratio is less than or equal to 1.75 to 1.00, (x) the Borrower is in pro forma compliance with each of the covenants contained in Section 6.13, (y) the Borrower shall have not less than $25,000,000 of Liquidity and (z) no Default or Event of Default shall have occurred and be continuing; provided, however, that this Section 6.06 shall not prohibit the repurchase of Equity Interests pursuant to any accelerated stock repurchase or similar agreement so long as any payment made by the Borrower with respect to such repurchase is permitted under this Section 6.06(a) (without regard to this proviso) at the time of such payment.

(b)    The Borrower will not, nor will it permit any Subsidiary to, pay or make, directly or indirectly, any cash payment of principal of any of the Convertible Notes, or any cash payment on account of the purchase, redemption, settlement on conversion, retirement, acquisition, cancellation or termination of any such Indebtedness, unless (i) the Borrower is in pro forma compliance with each of the covenants contained in Section 6.13, (ii) the Borrower shall have not less than $100,000,000 of Liquidity on a pro forma basis, (iii) no Default or Event of Default shall have occurred and be continuing, in each case of clauses (i), (ii) and (iii), on the date of such payment and giving effect thereto and (iv) in the case of redemption, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to effect that the Borrower is in compliance with the conditions set forth in clauses (i), (ii) and (iii) of this Section 6.06(b); provided that for the avoidance of doubt, this Section 6.06(b) shall not restrict (x) the payment of interest (including any additional interest payable upon specified events) on the Convertible Notes or (y) the settlement of conversion of Convertible Notes for securities, other property (excluding cash) or a combination thereof); provided further that clause (ii) of this Section 6.06(b) shall not apply in the case of any settlement on conversion for cash.”

(g)    Clause (g) of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) any event or condition that gives a holder the right to convert any Convertible Note (other than an event of default under the Convertible Notes), (iii) any conversion of the Convertible Notes (and the settlement thereof, whether in securities, other property (excluding cash) or a combination thereof) or (iv) any purchase, redemption, retirement, settlement on conversion for cash, acquisition, cancellation or termination of any Convertible Notes that is permitted by Section 6.06(b);”

2.    Conditions Precedent to Effectiveness. This Amendment shall not become effective unless (a) the Administrative Agent shall have received a copy of this Amendment, in form and substance acceptable to the Administrative Agent, executed by the Borrower and the Required Lenders, (b) the representations and warranties contained herein shall be true and correct and no Default or Event of Default shall exist on the date hereof, (c) the Borrower shall have paid to the Administrative Agent, for the benefit of each of the Lenders that have executed this Amendment on or prior to May 4, 2017, a work fee in an amount equal to $5,000 for each such consenting Lender and (d) the Borrower shall have paid all reasonable out of pocket costs and expenses of or incurred by the Administrative Agent, including but not limited to, fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment, in each case that have been invoiced prior to the date of this Amendment.

3.    Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) all Liens created under the Loan Documents continue to be first-priority (subject only to Permitted Encumbrances) perfected Liens, (e) all representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such date) and (f) the execution and delivery of this Amendment will not contravene or result in a violation of any material contract or agreement to which the Borrower is a party.

4.    Ratification. Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. The Borrower acknowledges and expressly agrees that the Administrative Agent and each Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement (as expressly modified by this Amendment) and the other Loan Documents.

5.    Miscellaneous.

(a)    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(c) Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective as provided in Section 2 hereof and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)    Entire Agreement. This Amendment and the other Loan Documents constitute the entire understanding of the parties hereto and thereto with respect to the subject matter hereof and thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

(e)    Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(f)     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement.

(g)    Construction. The parties acknowledge and agree that this Amendment shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Amendment.

(h)    Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(i)    No Prejudice; No Impairment. This Amendment shall not prejudice, limit, restrict or impair any rights, privileges, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Documents as hereby amended. The Administrative Agent and each Lender reserves, without limitation, all rights which the Administrative Agent and each Lender has now or in the future against any guarantor or endorser of the Obligations.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Credit
Agreement as of the date first written above.

BORROWER:

By:     /s/ Kevin Sun
Name:     Kevin Sun
Title:    Vice President Finance and Interim Chief
Financial Officer

Signature Page to First Amendment to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A., individually and as
Administrative Agent

By: /s/ Ling Li
Name: Ling Li
Title: Executive Director

Bank of America, N.A.

as a Lender

By: /s/ Alexander D. Lurie
Name: Alexander D. Lurie
Title: Senior Vice President

Union Bank as a Lender

By: /s/ James Kordas
Name: James Kordas
Title: Director

MUFG Union Bank, N.A., as a Lender

By: /s/ James Kordas
Name: James Kordas
Title: Director

Silicon Valley Bank, as a Lender

By: /s/ Kevin Fleischman
Name: Kevin Fleischman
Title: Vice President

Bank of the West, as a Lender

By: /s/ Jason Antrim
Name: Jason Antrim
Title: Vice President